SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 1999.

                          OWENS CORNING
      (Exact name of registrant as specified in its charter)


Delaware                       1-3660             34-4323452
(State or other              (Commission         (IRS Employer
jurisdiction                 File Number)        Identification No.)
of incorporation)


One Owens Corning Parkway                          43659
Toledo, Ohio                                    (Zip Code)
(Address of principal executive offices)


                          (419) 248-8000
       (Registrant's telephone number, including area code)

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     Item 5.   Other Events.


          (a) October 14, 1999 Press Release. On October 14, 1999, Owens Corning issued the press release attached hereto as Exhibit 99. Such press release is incorporated herein by this reference.

     Item 7.  Financial Statements and Exhibits

          (c)  Exhibits

               The exhibit accompanying this report is listed in the accompanying Exhibit Index.


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     SIGNATURES

     Pursuant  to  the  requirements of  the  Securities
     Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                OWENS CORNING
                                Registrant

                                By:  /s/  Steven J. Strobel
                                Steven J. Strobel
                                Vice President and Controller



     Dated: October 14, 1999

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                          EXHIBIT INDEX

     The following exhibit is filed herewith:

     Exhibit No. 99. Press Release of Owens Corning dated October 14, 1999.

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